Exhibit 10.1

SECOND AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into this 22nd day of June, 2011, by and  SILICON VALLEY BANK (“Bank”), RELM WIRELESS CORPORATION, a Nevada corporation whose address is 7100 Technology Drive, West Melbourne, Florida  32904 (“Relm Wireless”), and RELM COMMUNICATIONS, INC., a Florida corporation (“Relm Communications”; Relm Wireless and Relm Communications are sometimes hereinafter referred to individually as a “Borrower” and collectively as the “Borrowers”).

Recitals

A.           Bank and Borrowers have entered into that certain Loan and Security Agreement dated as of October 23, 2008, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 20, 2010  (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement to (i) adjust the calculation of the Borrowing Base, (ii) reduce the required Adjusted Quick Ratio required by be maintained by the Borrower and to adjust the calculation thereof, and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Section 6.7(a) (Financial Covenants).  Section 6.7(a) is amended in its entirety and replaced with the following:

(a)           (a)           Adjusted Quick Ratio.  A ratio of (i) Quick Assets to (ii) the sum of (A) Current Liabilities plus (B) to the extent not included in Current Liabilities, the outstanding principal amount of Advances, plus (C) to the extent not included in Current Liabilities, the aggregate face amount of all outstanding Letters of Credit minus (D) Deferred Revenue of at least 1.00 to 1.0.

2.2           Section 13 (Eligible Accounts Definition).  Section 13 is amended by replacing clause (i) of the definition of “Eligible Accounts” with the following:

(i)           Accounts owing from an Account Debtor which is a United States government entity or any department, agency, or instrumentality thereof in an aggregate amount in excess of $2,000,000 unless either (a) the applicable Borrower has assigned its payment rights to Bank and the assignment has been acknowledged under the Federal Assignment of Claims Act of 1940, as amended, or (b) Borrower’s unrestricted cash on deposit with the Bank exceeds $4,000,000;

2.3           Section 13 (Definitions).  The following terms and their respective definitions set forth in Section 13.1 are amended in their entirety and replaced with the following:

“Borrowing Base” is (a) 85% of Eligible Accounts plus (b) 20% of the value of Borrowers’ Eligible Inventory (valued at the lower of cost or wholesale fair market value), provided that Eligible Inventory is less than the lesser of (i) $1,000,000 or (ii) 20% of the sum of (w) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), (x) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), (y) the FX Reduction Amount, and (z) cash maintained by either Borrower at Bank, as determined by Bank from Borrowers’ most recent Borrowing Base Certificate; provided, however, that Bank may decrease the foregoing amount or percentages in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.  The percentages and limitations contained in the Borrowing Base are subject to change based upon the completion of the Initial Audit, to be completed within 90 days after the Effective Date and to be satisfactory to the Bank in its sole discretion.

2.4           Exhibit C (Borrowing Base Certificate).  Exhibit C to the Loan Agreement is amended in its entirety by replacing such Exhibit C with the Exhibit C attached hereto.

2.5           Exhibit D (Compliance Certificate).  Exhibit D to the Loan Agreement is amended in its entirety by replacing such Exhibit D with the Exhibit D attached hereto.

3.           Waiver.  Bank hereby waives any Event of Default that may have existed by reason of the loans, advances and other extensions of credit made by the Bank to the Borrower exceeding the Borrowing Base at any time during the period from January 1, 2011 to the date hereof.

4.           Limitation of Amendments.

4.1           The amendments set forth in Section 2 above, and the waiver set forth in Section 3 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

4.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.3           In addition to those Events of Default specifically enumerated in the Loan Documents, the failure to comply with the terms of any covenant or agreement contained herein shall constitute an Event of Default and shall entitle the Bank to exercise all rights and remedies provided to the Bank under the terms of any of the other Loan Documents as a result of the occurrence of the same.

5.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

5.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

5.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

5.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

5.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

5.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

5.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made, or as may be obtained or made after the date hereof in connection with the Borrower’s performance of its obligations under Section 13(i) of the Loan Agreement, as amended by this Amendment; and

5.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

6.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.           Effectiveness.  This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, (b) Borrower’s payment of a non refundable amendment fee in an amount equal to $10,000, (c) Bank’s receipt of such other agreements, documents and instruments as it may require in its sole discretion, and (d) payment of Bank’s legal fees and expenses in connection with the negotiation and preparation of this Amendment.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

Silicon Valley Bank

By:
Name:
Title:

BORROWERS

Relm Wireless Corporation

By:
Name:
Title:

Relm Communications, Inc.

By:
Name:
Title:

Signature Page to First Amendment

EXHIBIT C - BORROWING BASE CERTIFICATE

Borrower:     Relm Wireless Corporation and Relm Communications, Inc.

Lender:          Silicon Valley Bank

Commitment Amount:       $5,000,000

ACCOUNTS RECEIVABLE

1.Accounts Receivable (invoiced) Book Value as of ____________________	$
2.Additions (please explain on reverse)	$
3.TOTAL ACCOUNTS RECEIVABLE	$

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)

4.Amounts over 90 days due	$
5.Balance of 50% over 90 day accounts	$
6.Foreign Accounts	$
7.Foreign Invoiced Accounts	$
8.Contra/Customer Deposit Accounts	$
9.Intercompany/Employee Accounts	$
10.Credit balances over 90 days	$
11.Concentration Limits	$
12.U.S. Governmental Accounts in excess of $2,000,000	$
13.Promotion or Demo Accounts; Guaranteed Sale or Consignment Sale Accounts	$
14.Accounts with Progress/Milestone/Pre-billings; Contract Accounts	$
15.Accounts for Retainage Billings	$
16.Trust Accounts	$
17.Bill and Hold Accounts	$
18.Unbilled Accounts	$
19.Non-Trade Accounts	$
20.Accounts with Extended Term Invoices	$
21.Accounts subject to Chargebacks	$
22.Disputed Accounts	$
23.Other (please explain on reverse)	$
24.TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS	$
25.Eligible Accounts (#3 minus #24)	$
26.ELIGIBLE AMOUNT OF ACCOUNTS (85% of #25)	$

INVENTORY

27.Eligible Inventory Value as of _______________	$
28.ELIBIGLE AMOUNT OF INVENTORY (20% of #27, but not to exceed ($1,000,000 or 20% of the sum of (i) the outstanding principal amount of any Advances (including any amounts used for Cash Management Services), (ii) the face amount of any outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve), (iii) the FX Reduction Amount, and (iv) cash maintained by either Borrower at Bank)
$

BALANCES

29.Maximum Loan Amount		$5,000,000
30.Total Funds Available [Lesser of #29 or (#26 plus #28)]	$
31.Present balance owing on Line of Credit	$
32.Outstanding under Sublimits	$
33.RESERVE POSITION (#29 minus #31 and #32)	$

[Continued on following page.]

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

BANK USE ONLY
COMMENTS:	Received by:
By:		authorized signer
Authorized Signer	Date:

Date:	Verified:
authorized signer
Date:
	Compliance Status:	Yes ☐ No ☐

EXHIBIT D - COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK	Date:____________________________

FROM:     RELM WIRELESS CORPORATION AND RELM COMMUNICATIONS, INC.

The undersigned authorized officer of RELM WIRELESS CORPORATION and RELM COMMUNICATIONS, INC. (“Borrowers”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrowers and Bank (the “Agreement”), (1) Borrowers are in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrowers, and each of their Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrowers except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrowers or any of their Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes ☐ No ☐
Projections	Within 60 days prior to FYE	Yes ☐ No ☐
Annual Financial Statement (CPA Audited)	Within 15 days after filing with SEC (or within 15 days of filing deadline, if not timely filed)	Yes ☐ No ☐
10-Q, 10-K and 8-K	Within 15 days after filing with SEC (or within 15 days of filing deadline, if not timely filed)	Yes ☐ No ☐
Borrowing Base Certificate, A/R & A/P Agings and Inventory Reports	Monthly within 30 days	Yes ☐ No ☐

The following Intellectual Property was registered (or a registration application submitted) after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis:
Minimum Adjusted Quick Ratio	1.00:1.0	____:1.0	Yes ☐ No ☐
Minimum Tangible Net Worth	$____________ (which equals $25,350,000 plus 50% of quarterly net profits plus 75% of equity and Subordinated Debt net proceeds)	$_______	Yes ☐ No ☐

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)
______________________________________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________________________________
______________________________________________________________________________________________________________________________________________________

Relm Wireless Corporation	BANK USE ONLY
Received by:
By:		authorized signer
Name:	Date:
Title:

Relm Communications, Inc.	Verified:
authorized signer
By:	Date:
Name:	Compliance Status:	Yes ☐ No ☐
Title:

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated: ____________________

I. Adjusted Quick Ratio (Section 6.7(a))

Required:______________:1.00

Actual:

A.	Aggregate value of the unrestricted cash and cash equivalents of Borrowers and their Subsidiaries	$

B.	Aggregate value of the net billed accounts receivable of Borrowers and their Subsidiaries	$

C.	Aggregate value of the Investments with maturities of fewer than 12 months of Borrowers and their Subsidiaries	$

D.	Quick Assets (the sum of lines A through C)	$

E.	Aggregate principal amount of all Obligations to Bank	$

F.
Aggregate value of liabilities that should, under GAAP, be classified as liabilities on Borrowers’ consolidated balance sheet, including all Indebtedness, and not otherwise reflected in line E above that matures within one (1) year
$

G.	Aggregate value of all amounts received or invoiced by Borrowers in advance of performance under contracts and not yet recognized as revenue	$

H.	Line E plus Line F minus line G	$

J.	Adjusted Quick Ratio (line D divided by line I)
Is line J equal to or greater than 1.00:1:00?

_________________No, not in compliance  _________________ Yes, in compliance

II.  Tangible Net Worth (Section 6.7(b))

Required:                      $________________ (which is $25,350,000 plus 50% of quarterly net profits plus 75% of equity and Subordinated Debt net proceeds)

Actual:

A.	Shareholders Equity, as reflected on Borrower’s consolidated balance sheet	$

B.	Aggregate value of goodwill of Borrowers and their Subsidiaries	$

C.	Non-Cash related accounting adjustments to deferred tax	$

D.	Tangible Net Worth (line A minus line B minus line C)	$

Is line D equal to or greater than the required Tangible Net Worth as set forth above?

____________No, not in compliance _____________________Yes, in compliance